UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2006

Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-19118	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Loop 1604 East, Suite 100

San Antonio, Texas 78232

(210) 490-4788

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 19, 2006, The Company was notified of, and accepted the resignation of Joseph A. Wagda from the Company’s Board of Directors.

ABRAXAS PETROLEUM CORPORATION

By: /s/ Chris E. Williford

Chris E. Williford

Executive Vice President, Chief Financial

Officer and Treasurer

Dated: October 19, 2006

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